UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 23, 2008
US DATAWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)

One Sugar Creek Blvd., 5th Floor
Sugar Land, Texas	77478

(Address of principal executive offices)	(Zip Code)
(281) 504-8000
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On July 23, 2008, US Dataworks, Inc. (the “Company”) received a notice from The American Stock Exchange (“AMEX”) notifying it that based on the Company’s Form 10-KSB for the year ended March 31, 2008, the Company is not in compliance with certain continued listing standards of the AMEX Company Guide in that the Company’s stockholders’ equity is less than $4,000,000 and it had losses from continuing operations and net losses in three of its four most recent fiscal years (Section 1003(a)(ii)) and because its stockholders’ equity is less than $6,000,000 and the Company had losses from continuing operations and net losses in its five most recent fiscal years (Section 1003(a)(iii)). In addition, AMEX advised the Company that, in accordance with Section 1003(f)(v) of the Company Guide, the Company must effect a reverse stock split to address its low stock price. Failure to effect a reverse split within a reasonable amount of time could result in suspension or delisting of the Company’s common stock.
     The Company intends to submit to AMEX a plan advising AMEX of action it has taken, or will take, to bring it in compliance with Sections 1003(a)(ii) and 1003(a)(iii) of the Company Guide within a maximum of 18 months from July 23, 2008. If the Company does not submit a plan by August 22, 2008, or submits a plan that is not accepted, the Company may be subject to delisting procedures. Additionally, if a plan is accepted but the Company is not in compliance with any continued listing standards by January 22, 2010, the Company could be subject to delisting procedures.
     A copy of the press release relating to the notice described above is attached hereto as Exhibit 99.1.
     The foregoing contains forward-looking statements regarding US Dataworks’ intent to submit a plan to AMEX, the timing of such submission and the potential outcomes regarding continued listing on AMEX. Statements regarding future events are based on the Company’s current expectations and are necessarily subject to risks and uncertainty including risks related to, among other things, the Company’s ability to timely submit its plan, whether the plan will be approved, its ability to continue to comply with other continued listing standards and its ability to effect a reverse stock split. Actual results may differ materially from those in the forward-looking statements. For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-KSB. The Company undertakes no obligation to revise or update publicly any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 29, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: July 29, 2008

US DATAWORKS, INC.
By:	/s/ Charles E. Ramey
Charles E. Ramey
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release date July 29, 2008.